Exhibit 99.1


                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                        National Broadcasting Company
                                              Holding, Inc.

Address of Joint Filer:                     30 Rockefeller Plaza
                                            New York, NY  10012

Relationship of Joint Filer to Issuer:      Other (1)

Issuer Name and Ticker or Trading Symbol:   ValueVision Media, Inc. (VVTV)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):            7/8/2005

Designated Filer:                           GE Capital Equity Investments, Inc.


SIGNATURE:

NATIONAL BROADCASTING COMPANY HOLDING, INC.

By: /s/ Elizabeth A. Newell
    ------------------------------------------
    Name: Elizabeth A. Newell
    Title: Assistant Secretary


July 12, 2005
-------------
Date


(1) GE Capital Equity Investments, Inc. is a subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a subsidiary of General Electric Company. NBC Universal, Inc. is a subsidiary of National Broadcasting Company Holding, Inc., which is a subsidiary of General Electric Company. National Broadcasting Company Holding, Inc. disclaims beneficial ownership of all equity securities of the Issuer, and the filing of this Form shall not be deemed an admission that National Broadcasting Company Holding, Inc. is the beneficial owner of any equity securities of the Issuer for the purpose of Section 16 or any other purpose.

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                        NBC Universal, Inc.

Address of Joint Filer:                     30 Rockefeller Plaza
                                            New York, NY 10012

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   ValueVision Media, Inc. (VVTV)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):            7/8/2005

Designated Filer:                           GE Capital Equity Investments, Inc.


SIGNATURE:

NBC UNIVERSAL, INC.

By: /s/ Elizabeth A. Newell
    ------------------------------------------
    Name: Elizabeth A. Newell
    Title: Assistant Secretary


July 12, 2005
-------------
Date


GE Capital Equity Investments, Inc. is a subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a subsidiary of General Electric Company. NBC Universal, Inc. is a subsidiary of National Broadcasting Company Holding, Inc., which is a subsidiary of General Electric Company. NBC Universal, Inc. disclaims beneficial ownership of all securities reported on this Form except to the extent of its pecuniary interest.

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                       General Electric Capital Corporation

Address of Joint Filer:                    260 Long Ridge Road
                                           Stamford, Connecticut 06927

Relationship of Joint Filer to Issuer:     10% Owner

Issuer Name and Ticker or Trading Symbol:  ValueVision Media, Inc. (VVTV)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):           7/8/2005

Designated Filer:                          GE Capital Equity Investments, Inc.


SIGNATURE:

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ Ronald J. Herman, Jr.
    ------------------------------------------
    Name: Ronald J. Herman, Jr.
    Title: Vice President


July 12, 2005
-------------
Date

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                       General Electric Capital
                                             Services, Inc.

Address of Joint Filer:                    260 Long Ridge Road
                                           Stamford, Connecticut 06927

Relationship of Joint Filer to Issuer:     Other (1)

Issuer Name and Ticker or Trading Symbol:  ValueVision Media, Inc. (VVTV)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):           7/8/2005

Designated Filer:                          GE Capital Equity Investments, Inc.


SIGNATURE:

GENERAL ELECTRIC CAPITAL SERVICES, INC.

By: /s/ Ronald J. Herman, Jr.
    ------------------------------------------
    Name: Ronald J. Herman, Jr.
    Title: Attorney-in-fact


July 12, 2005
-------------
Date


(1) GE Capital Equity Investments, Inc. is a subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a subsidiary of General Electric Company. NBC Universal, Inc. is a subsidiary of National Broadcasting Company Holding, Inc., which is a subsidiary of General Electric Company. General Electric Capital Services, Inc. disclaims beneficial ownership of all equity securities of the Issuer, and the filing of this Form shall not be deemed an admission that General Electric Capital Services, Inc. is the beneficial owner of any equity securities of the Issuer for the purpose of Section 16 or any other purpose.

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                        General Electric Company

Address of Joint Filer:                     3135 Easton Turnpike
                                            Fairfield, Connecticut 06431

Relationship of Joint Filer to Issuer:      Other (1)

Issuer Name and Ticker or Trading Symbol:   ValueVision Media, Inc. (VVTV)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):            7/8/2005

Designated Filer:                           GE Capital Equity Investments, Inc.


SIGNATURE:

GENERAL ELECTRIC COMPANY

By: /s/ Ronald J. Herman, Jr.
    ------------------------------------------
    Name: Ronald J. Herman, Jr.
    Title: Attorney-in-fact


July 12, 2005
-------------
Date


(1) GE Capital Equity Investments, Inc. is a subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a subsidiary of General Electric Company. NBC Universal, Inc. is a subsidiary of National Broadcasting Company Holding, Inc., which is a subsidiary of General Electric Company. General Electric Company disclaims beneficial ownership of all equity securities of the Issuer, and the filing of this Form shall not be deemed an admission that General Electric Company is the beneficial owner of any equity securities of the Issuer for the purpose of
Section 16 or any other purpose.